UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549


                                      FORM 8-K

                                   CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934

                                    June 17, 1995
                  Date of Report (Date of earliest event reported)


                              ANALYTICAL SURVEYS, INC.
               (Exact name of registrant as specified in its charter)

                                      COLORADO
                              (State of incorporation)

                                       0-13111
                              (Commission File Number)

                                     084-846389
                          (IRS Employer Identification No.)

                                 1935 Jamboree Drive
                          Colorado Springs, Colorado  80920
                      (Address of principal executive offices)

                                   (719)-593-0093
                           (Registrant's telephone number)


            Item 5.   Other Events

            On June 17, 1996, Analytical Surveys, Inc. declared a three for two split of its outstanding no par value common stock to be distributed as a stock dividend on July 1, 1996 to shareholders of record as of the close of business on June 27, 1996. Fractional shares will be rounded up to the next full share. The total of the no par value common stock outstanding will increase from 3,225,224 shares to 4,837,836 shares plus those required to settle fractional shares.


                                     SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          Analytical Surveys, Inc.

                                          by: /s/ Scott C. Benger
                                               Secretary/Treasurer